Exhibit 99.2

1st Quarter 2015 Earnings Call April 30, 2015

Cautionary Statement Regarding Forward Looking Statements Statements included in this report which are not historical in nature are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934. Forward looking statements generally include words such as “expects,” “projects,” “anticipates,” “believes,” “intends,” “estimates,” “strategy,” “plan,” “potential,” “possible” and other similar expressions. The Company cautions readers that forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from anticipated results. Such risks and uncertainties, include, among others, the following possibilities: (1) the outcome of any legal proceedings instituted against the Company; (2) credit risks associated with an obligor’s failure to meet the terms of any contract with the bank or otherwise fail to perform as agreed under the terms of any loan-related document; (3) interest risk involving the effect of a change in interest rates on the bank’s earnings, the market value of the bank's loan and securities portfolios, and the market value of the Company's equity; (4) liquidity risk affecting the bank’s ability to meet its obligations when they come due; (5) risks associated with an anticipated increase in the Company's investment securities portfolio, including risks associated with acquiring and holding investment securities or potentially determining that the amount of investment securities the Company desires to acquire are not available on terms acceptable to the Company; (6) price risk focusing on changes in market factors that may affect the value of traded instruments in “mark-to-market” portfolios; (7) transaction risk arising from problems with service or product delivery; (8) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; (9) regulatory change risk resulting from new laws, rules, regulations, accounting principles, proscribed practices or ethical standards, including, without limitation, increased capital requirements (including, without limitation, the impact of the capital rules adopted to implement Basel III), Consumer Financial Protection Bureau rules and regulations, and potential changes in accounting principles relating to loan loss recognition; (10) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (11) reputation risk that adversely affects earnings or capital arising from negative public opinion; (12) terrorist activities risk that results in loss of consumer confidence and economic disruptions; (13) cybersecurity risk related to our dependence on internal computer systems and the technology of outside service providers, as well as the potential impacts of third-party security breaches, subjects the company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events; (14) economic downturn risk potentially resulting in deterioration in the credit markets, greater than expected non-interest expenses, excessive loan losses and other negative consequences, which risks could be exacerbated by potential negative economic developments resulting from federal spending cuts and/or one or more federal budget-related impasses or actions; (15) greater than expected noninterest expenses; (16) excessive loan losses; (17) failure to realize synergies and other financial benefits from, and to limit liabilities associates with, mergers and acquisitions; (18) potential deposit attrition, higher than expected costs, customer loss and business disruption associated with merger and acquisition integration, and including, without limitation, potential difficulties in maintaining relationships with key personnel and other integration related-matters; (19) the risks of fluctuations in market prices for Company common stock that may or may not reflect economic condition or performance of the Company; (20) the payment of dividends on Company common stock is subject to regulatory supervision as well as the discretion of the board of directors of the Company, the Company's performance and other factors; and (21) other risks and uncertainties disclosed in the Company's most recent Annual Report on Form 10-K filed with the SEC or disclosed in documents filed or furnished by the Company with or to the SEC after the filing of such Annual report on Form 10-K, any of which could cause actual results to differ materially from future results expressed, implied or otherwise anticipated by such forward looking statements. The Company undertakes no obligation to update or otherwise revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Measures Statements included in this presentation include non-GAAP measures and should be read along with the accompanying tables to the earnings release which provide a reconciliation of non-GAAP measures to GAAP measures. Management believes that these non-GAAP measures provide additional useful information. Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the company. Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the company's results or financial condition as reported under GAAP. Forward Looking Statements and Non GAAP Measures

Net Income of $23.9 million $0.99 per diluted share Return on Average Assets 1.23% Return on Average Tangible Equity 16.21% Cash dividend of $0.24 per common share 1st Quarter 2015 Highlights

1st Quarter 2015 Highlights Asset Quality improvement NPA’s 0.89% Net Charge-offs (Recoveries) -0.01% Acquired non-credit impaired Charge-offs 0.56% Strong Organic Growth Loans: 13.7% linked quarter Non-Interest Bearing DDA: up 28.6% linked quarter

1st Quarter 2015 Highlights Margin expanded to 4.78% Non Interest Income : $ 26.5 million Deposit Accounts $ 15.7 Mortgage Banking $ 6.6 Wealth Management $ 4.9 Negative Accretion $ (3.2)

Net Interest Margin See Endnotes (1)

Efficiency Ratio See Endnotes (2)

Operating Earnings Per Share See Endnotes (3)

CONSOLIDATION Announced consolidation of 14 branch and ATM locations Deposits $208 million Cost savings ~ $4.5 million (annualized) by 2016 One-time Costs $4.5 million Incurred in 2Q & 3Q 2015 Branch Initiatives SALE Branches Loris Little River Loans ~ $7.8 million Deposits ~ $32.0 million Deposit Premium 3.5% Closing expected in 4th quarter Expected proceeds of $1 million

Acquired 13 branches and 34 ATMs South Carolina 12 Georgia 1 Deposits $580 million Loans $3 million Customers ~ 86,000 Average branch size has ~$45 million in deposits Average branch age ~ 45 years Employees 96 Branch Purchase Market Highlights Counties with Market Overlap: Florence 2 Branches Lexington 1 Orangeburg 2 New Markets: Abbeville 1 Branch Hartsville 1 Greenwood 2 Newberry 1 Sumter 2 Hartwell, GA 1

Pro Forma Deposit Portfolio South State Bank Acquired Branches Pro Forma Cost of Total Deposits: 0.12% Cost of Total Deposits: 0.10% Deposit Composition Amount % of Total Demand Deposits $1,757,302 26.5 % NOW Accounts 1,539,977 23.2 Money Market & Savings 2,146,084 32.4 Retail Time Deposits 1,190,294 17.9 Total Deposits $6,633,657 100.0 % Demand Deposits 26% NOW Accounts 23% Money Market & Savings 33% Retail Time Deposits 18% Deposit Composition Amount % of Total Demand Deposits $1,890,536 26.2 % NOW Accounts 1,673,060 23.2 Money Market & Savings 2,360,181 32.7 Retail Time Deposits 1,293,234 17.9 Total Deposits $7,217,011 100.0 % Deposit Composition Amount % of Total Demand Deposits $133,234 22.8 % NOW Accounts 133,083 22.8 Money Market & Savings 214,097 36.7 Retail Time Deposits 102,940 17.7 Total Deposits $583,354 100.0 % Demand Deposits 23% NOW Accounts 23% Money Market & Savings 37% Retail Time Deposits 17% Demand Deposits 27% NOW Accounts 23% Money Market & Savings 32% Retail Time Deposits 18%

Transaction Rationale Entrance into 6 new markets Meaningful in-market expansion Strong core deposit funding Strategic Rationale Immediately EPS accretive Low cost funding Mid-single digit accretive in 2016 Internal Rate of Return ~ 30% Attractive Financial Returns Maintain strong pro forma capital levels Leverage existing management Modeled 15% deposit run-off Average branch age ~ 45 years Low Risk

Transaction Terms 13 Branches - 12 in Central South Carolina - 1 in Northeast Georgia Branch Purchase $580 million (estimated) Deposits Acquired $7 million (estimated) Fixed Assets $3 million (estimated) Loans Acquired 5.5% Deposit Premium $31.6 million (estimated) Deal Value Customary regulatory approvals Required Approvals Third quarter 2015 Expected Closing

Rounding Out Our Footprint Source: SNL Financial SSB Acquired BAC Branch Orangeburg Charlotte Florence Columbia Greenwood Greenville Savannah Charleston Myrtle Beach Wilmington Hilton Head SSB Acquired Branch Branch Closures Branch Sale

Income reduced by amortization of Indemnification Asset and average balance increased for the average loan Indemnification Asset balance Efficiency ratio = NIE / Net Interest Income + Non Interest Income less securities gain/(loss) Operating efficiency ratio (exc’l) = same as above except excludes merger cost from NIE Excludes Merger Expenses & Securities (Gains) Losses. 2011 also excludes FDIC acquisition gains Endnotes